UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2002

                        Commission File Number 001-15977

                             Tiger Telematics, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                  13-4051167
(State or other jurisdiction of                    (IRS Employer
Incorporation or organization)                  Identification Number)

6001Powerline Road, Ft. Lauderdale, FL                 33309
(Address of principal executive offices)             (Zip Code)

                                 (954) 351-9833
              (Registrant's telephone number, including area code)

Item  5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

Acquisition of Comworxx, Inc. On June 13, 2002, Tiger Telematics Inc. (the "Company") entered into a binding definitive Asset Purchase Agreement to acquire the assets of Comworxx, Inc., a US mobile telematics solutions provider subject to the issuance of $4.3 million of the Company's stock, the assumption of certain liabilities and providing $500,000 of funding, which the Company is in the process of financing.

Change of Company Name. On May 20, 2002, the Company's Board of Directors authorized the change of the Company's name from Floor Decor, Inc. to Tiger Telematics, Inc. and a new ticker symbol "TIGR". On June 6, 2002, the Company started trading under this new symbol. The Company amended its Certificate of Incorporation to reflect the name change, which amendment was approved in accordance with Section 228 of the Delaware General Corporation Law, by the holders of at least a majority of the of the outstanding stock entitled to vote, acting by written consent in lieu of meeting.

Disposition of Flooring Segment Assets. The Board of Directors has approved the disposition of the Company's flooring segment assets. The Company is in preliminary discussions regarding the sale of all assets of the flooring operation. The Company intends to focus on development of its telematics business.

(c)      Exhibits.


(3i)     Articles of Incorporation.

         The Certificate of Amendment amending the Certificate of Incorporation of the Company is attached hereto as Exhibit 3.

(99)     Other

         The Press Release dated June 5, 2002 is attached hereto as Exhibit
         99.1.

         The Press Release dated June 12, 2002 is attached hereto as Exhibit
         99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tiger Telematics, Inc.


/S/                  Chief Executive Officer and Director June 6, 2002
Alvin J. Nassar


/S/                  Executive Vice President & Chief     June 6, 2002
Michael Carrender    Financial Officer (Principal Financial
                     and Accounting Officer)

(3i)

Delaware

I, Harriet Smith Windsor, Secretary of the State of Delaware, do hereby certify the attached is a true and correct copy of the Certificate of Amendment of "Floor Decor, Inc.", changing its name from "Floor Decor, Inc." to "Tiger Telematics, Inc.", filed in this office on the thirteenth day of June A.D. 2002, at 3:30 o'clock PM

A filed copy of this certificate has been forwarded to the New Castle County Recorded of Deeds.

Authentication: 1831084
Date: 06-14-02

(99.1)

Floor Decor, Inc. Announces Board Decisions To Divest Flooring Segment Assets and Change Name to Tiger Telematics, Inc.

FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--June 5, 2002--Floor Decor Inc. (OTCBB:FLOR - News) announced today that its Board of Directors has authorized disposition of its flooring segment assets, operating as Floor Decor LLC. The company is in preliminary discussions regarding the sale of all assets of the flooring operation. This move reflects the company's new strategic focus on its telematics solutions business and its plans for emphasis on this fast growing business segment.

Consistent with this strategic focus, the company also announced that it is changing its name to Tiger Telematics, Inc. and expects to begin trading under the symbol "TIGR" as of June 6, 2002 when the OTC Bulletin Board effectuates the change.

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics, Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Contact:

     Tiger Telematics, Inc., Fort Lauderdale
     A.J. Nassar, 954/351-9833

(99.2)

Tiger Telematics, Inc. to acquire Comworxx, Inc.

June 13, 2002 Fort Lauderdale, Florida: Tiger Telematics Inc, (symbol "TIGR") has today entered into a binding definitive agreement to acquire
Comworxx Inc, the US mobile telematics solutions provider subject to the issuance of $4.3 million of Tiger Telematics stock, the assumption of certain liabilities and providing $500,000 of funding which Tiger is in the process of financing.

Comworxx, based in Sarasota FL, is an end-to-end telematics solution provider to the consumer automotive aftermarket. Its Port-IT(TM) product combines global positioning, mobile telecommunications, voice-recognition and web-based information into one integrated system and has attracted preliminary expressions of interest from several major United States retailers.

The product enables mobile users to access information and a wide assortment of essential services, including hands-free wireless telephone; dynamic turn-by-turn navigation, personalized information access, including driving directions, stock quotes and weather information; emergency services and roadside assistance.

AJ Nassar, Chief Executive Officer of Tiger Telematics, Inc., commented:
"We are delighted to have made this acquisition. Comworxxx and Tiger Telematics have complementary products that can be leveraged in each company's markets. We believe we can bring Business to Business fleet expertise to bear in the US market with Comworxx' help and that Port-IT(TM) can be successfully introduced into the European market. In addition, we can quickly integrate some of the features of each of the products to enhance the full product range available to our fleet and consumer customers."

Mike Jonas, Chief Executive Officer of Comworxx, commented: "Port-IT(TM) was developed with the US consumer in mind but we have long believed that the product has applications in the Business to Business sector currently supported by QUALCOMM, Incorporated Wireless Business Solutions (NASDAQ: QCOM) and @ROAD(SM) (NASDAQ: ARDI). The combination of Tiger Telematics abilities in Business to Business allied to our knowledge of the consumer sector is a powerful combination."

About Tiger

Tiger Telematics, Inc., provides telematics products and services in Europe and through the Comworxx acquisition, in North America. Tigers' mission is to bridge the gap that exists between the telecommunications, computing and automotive industries by delivering a comprehensive telematics solution to the consumer, business and fleet markets. Tiger provides mobile telematics services that add value to subscribers by helping them safely connect to the wireless world.

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics, Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.


For further information contact:

Tiger Telematics, Inc.           A.J. Nassar CEO at 954-351-9833


Tiger Telematics, Ltd.            Oliver Mayes at 011-44-20-786-25326 in London